                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                          June 1, 2001 (May 31, 2001)

                Date of Report (Date of earliest event reported)

                               ------------------


                         INTERPORE INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)

               Delaware                          0-22958                      95-3043318
     (State or other Jurisdiction         (Commission File Number)          (IRS Employer
           of Incorporation)                                            Identification Number)

         181 Technology Drive                                                   92618
          Irvine, California                                                  (Zip Code)
(Address of principal executive offices)

                                (949) 453-3200
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On May 31, 2001, Interpore International, Inc., announced that it has agreed to acquire American OsteoMedix Corporation. The press release dated May 31, 2001 announcing this transaction is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     99.1 Press release dated May 31, 2001 relating to a definitive agreement for the acquisition of American OsteoMedix Corporation by Interpore International, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Interpore International, Inc.


Date:  June 1, 2001         By:  /s/ Richard L. Harrison
                               ______________________________________________
                               Richard L. Harrison
                               Sr. Vice President and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit
Number                             Exhibit Description
-------    --------------------------------------------------------------------
 99.1 Press release dated May 31, 2001 relating to a definitive agreement for the acquisition of American OsteoMedix Corporation by Interpore International, Inc.